Exhibit 10.1

AMENDMENT NO. 1 TO
THIRD AMENDED AND RESTATED SYNDICATED NEW AND USED
VEHICLE FLOORPLAN CREDIT AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT (this “Agreement”) dated as of April 2, 2020 and effective as of March 31, 2020 (the “Effective Date”) is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company (together with the Company, and collectively with any other Person that becomes a Borrower from time to time, the “Borrowers” and each individually a “Borrower”), the Lenders from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain subsidiaries of the Company party thereto pursuant to Section 2.19 thereof (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, Bank of America, as Revolving Administrative Agent (in the capacity of collateral agent) and the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of November 30, 2016 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a new vehicle floorplan revolving credit facility (including a swing line subfacility) and a used vehicle floorplan revolving credit facility (including a swing line subfacility); and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each New Vehicle Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and the Security Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:
(a)The definition of “Used Vehicle Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Used Vehicle Borrowing Base” means, as of any date of calculation, 85% of the Net Book Value of Eligible Used Vehicle Inventory; provided, however, that for the period commencing on the Amendment No. 1 Effective Date through that day which is ninety (90) days following the Amendment No. 1 Effective Date, the “Used Vehicle Borrower Base” shall mean, as of any date of calculation during such period, 95% of the Net Book Value of Eligible Used Vehicle Inventory.
(b)The definitions below are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“Amendment No. 1 Effective Date” means March 31, 2020.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
(c)Section 2.11(a)(iii)(A) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(iii)(A)
(X) The New Vehicle Borrowers (jointly and severally) shall pay in full an amount equal to the New Vehicle Floorplan Loan with respect to any New Vehicle (including without limitation, any New Vehicles that are dealer trades, Rental Vehicles, Demonstrators, and Service Loaner Vehicles) that has been sold or leased (other than the ordinary course lease of a Rental Vehicle) by any New Vehicle Borrower: (A) (1) with respect to New Vehicles (other than Fleet Vehicles), the earliest to occur of (x) fifteen (15) days after such sale or lease thereof or (y) with respect any New Vehicle for which cash has been received upon such sale or lease thereof, within five (5) days of the receipt of such cash, and (2) with respect to Fleet Vehicles, upon the earliest to occur of (aa) thirty (30) days after the date of such sale or lease (other than the ordinary course lease of a Rental Vehicle) and (bb) two (2) Business Days following receipt of proceeds from such sale or lease thereof.
(Y) With respect to each New Vehicle that has not been sold, the New Vehicle Borrowers (jointly and severally) shall pay in full an amount equal to (i) in the case of any such New Vehicle held as Inventory, beginning 12 months after the date such New Vehicle is Deemed Floored, monthly payments of 10% of the original amount of the New Vehicle Floorplan Loan relating to such New Vehicle (each such required payment, an “NV Monthly Curtailment Payment”), with the final payment for all amounts then outstanding under such New Vehicle Floorplan Loan due 15 months after the date such New Vehicle is Deemed Floored (each such required payment, an “NV Final Curtailment Payment”), and (ii) in the case of each Demonstrator, Rental Vehicle, Service Loaner Vehicle and other mileaged Vehicle, beginning the date such New Vehicle is Deemed Floored, monthly payments of 2% of the original amount of the New Vehicle Floorplan Loan relating to such New Vehicle (each such required payment, a “Mileaged Monthly Curtailment Payment”), with the final payment for all amounts then outstanding under such New Vehicle Floorplan Loan due 24 months after the date such New Vehicle is Deemed Floored (each such required payment, a “Mileaged Final Curtailment Payment”);
provided that, payments which are required to be made under this clause (Y) with respect to the period from March 1, 2020 through May 31, 2020 (and are required to be made on the Interest Payments Dates for April, 2020, May, 2020 and June, 2020) shall (1) with respect to NV Monthly Curtailment Payments and Mileaged Monthly Curtailment Payments, be temporarily waived for such period and such payment requirements will resume without waiver on the Interest Payment Date for July, 2020 (with respect to the month of June 2020) and thereafter shall continue to be due and payable as described in this Section and (2) with respect to NV Final Curtailment Payments and Mileaged Final Curtailment Payments, be deferred for ninety (90) days and such payment requirements will resume without deferral on the Interest Payment Date for July, 2020 (with respect to the month of June 2020) and thereafter shall continue to be due and payable as described in this Section. By way of example, an NV Final Curtailment Payment which would have come due during the month of May 2020 shall be deferred until August 2020 (and paid on the Interest Payment Date for September 2020) but an NV Final Curtailment Payment which comes due during the month of June 2020 shall not be deferred and shall be paid on the Interest Payment Date for July 2020.

(Z) Upon the funding thereof, any New Vehicle Floorplan Overdraft shall be due and payable in full by the New Vehicle Borrowers on the next following Business Day.
(d)The first sentence of Section 2.18 of the Credit Agreement is hereby amended to add the following at the end thereof:
and (x) upon the reasonable request of any Lender made at least ten (10) days prior to the Increase Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) Business Days prior to the Increase Effective Date and (y) at least ten (10) days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(e)Section 5.15 of the Credit Agreement is hereby amended to add the following at the end thereof:
As of the Amendment No. 1 Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects.
(f)Section 6.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows
(j) promptly following any request therefor, provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation; and
(g)The following Section 10.21 is hereby added to the Credit Agreement:
10.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”)

in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)As used in this Section 10.21, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

1.Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the Effective Date at the time when each of the following conditions has been satisfied:
(a)the Administrative Agent shall have received counterparts of this Agreement, duly executed by each Borrower, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, each Guarantor and each Lender;
(b)Upon the reasonable request of any Lender made at least ten (10) days prior to the date hereof, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) Business Days prior to the date hereof and (ii) at least ten (10) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(c)all fees and expenses payable to the Administrative Agent, the Arranger and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
2.Consent of the Loan Parties. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.
3.Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, both before and after giving effect to this Agreement, in each case except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;
(b)The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;
(c)This Agreement has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
(d)No Default or Event of Default has occurred and is continuing.
4.Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
5.Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
6.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.
7.Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
8.Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time. All references in any of the Loan Documents to the “Security Agreement” shall mean the Security Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time.
10.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
11.Loan Document. This Agreement shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement, for all purposes.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.
COMPANY:
SONIC AUTOMOTIVE, INC.
By:
Typed Name:
Typed Title:

NEW VEHICLE BORROWERS:
ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
PHILPOTT MOTORS, LTD.
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEVELAND N, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI DS, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI S ATLANTA JLR LLC
SAI TYSONS CORNER H, LLC
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

NEW VEHICLE BORROWERS, continued:
SANTA CLARA IMPORTED CARS, INC.
SONIC – CADILLAC D, L.P.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–CAPITOL IMPORTS, INC.
SONIC–HARBOR CITY H, INC.
SONIC–VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
WINDWARD, INC.
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS:
AM GA, LLC
ARNGAR, INC.
ECHOPARK NC, LLC
ECHOPARK SC, LLC
ECHOPARK TX, LLC
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SERRAMONTE H, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
PHILPOTT MOTORS, LTD.
SAI AM FLORIDA, LLC
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEVELAND N, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI DS, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PENSACOLA A, LLC
SAI ROARING FORK LR, INC.
SAI ROCKVILLE IMPORTS, LLC
SAI TYSONS CORNER H, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – CADILLAC D, L.P.
SONIC – LAS VEGAS C WEST, LLC
SONIC – LS CHEVROLET, L.P.
SONIC – LUTE RILEY, L.P.
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

SUBSIDIARY GUARANTORS, continued:
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – SHOTTENKIRK, INC.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC–BUENA PARK H, INC.
SONIC–CAPITOL IMPORTS, INC.
SONIC–HARBOR CITY H, INC.
SONIC–VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
TT DENVER, LLC
WINDWARD, INC.
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By:
Typed Name:
Typed Title:

BANK OF AMERICA, N.A.,
as Revolving Administrative Agent
(in its capacity as collateral agent for the Secured Parties under the Loan Documents)
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

COMERICA BANK, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

CAPITAL ONE, N.A., as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

AMERICAN HONDA FINANCE CORPORATION, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

MASSMUTUAL ASSET FINANCE LLC, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TD BANK, N.A., as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

TOYOTA MOTOR CREDIT CORPORATION, as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page

VW CREDIT, INC., as a Lender
By:
Typed Name:
Typed Title:

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED
SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT
(Sonic Automotive, Inc.)
Signature Page